RIDGEWORTH FUNDS
Supplement dated July 20, 2009 to the
RidgeWorth Funds Prospectuses Dated August 1, 2008 for the
RidgeWorth Mid-Cap Value Equity Fund
Effective July 17, 2009, the following replaces the last two sentences in the first paragraph under the heading Investment Strategy for the Mid-Cap Value Equity Fund (the “Fund”) (all other information remains unchanged):
The Subadviser considers mid-cap companies to be companies with market capitalizations similar to those of companies in the Russell Midcap® Index. As of July 1, 2009, the market capitalization range of companies in the Russell Midcap® Index was between approximately $617 million and $13 billion.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
RFSP-119